Financial Instruments	12 Months Ended
Dec. 31, 2010
Financial Instruments [Abstract]
Financial instruments
17. Financial instruments:
 (a) Interest rate risk:
     We currently have little exposure to interest rate risks. At December 31, 2010, 100% of our outstanding debt related to the senior notes issued in December 2006 with a fixed interest rate of 8%. We are exposed to variable interest rate impact related to our outstanding letters of credit under our amended credit facility, See Note 11, “Long-term debt.”
 (b) Foreign currency rate risk:
     We are exposed to foreign currency fluctuations in relation to our foreign operations. Approximately 5% of our revenues from continuing operations were derived from operations conducted in Canadian dollars for the years ended December 31, 2010 and 2009. For our Canadian operations, we recorded net income from continuing operations before taxes of $1,255 for the year ended December 31, 2010 and a net loss from continuing operations before taxes of $11,069 for the year ended December 31, 2009. Total assets denominated in Canadian dollars at December 31, 2010 and 2009 were $71,842 and $59,343, respectively.
 (c) Credit risk:
     A significant portion of our trade accounts receivable are from companies in the oil and gas industry, and as such, we are exposed to normal industry credit risks. We evaluate the credit-worthiness of our major new and existing customers’ financial condition and generally do not require collateral.
     For the year ended December 31, 2010, we had two customers who provided 12.2% and 10.7% of our total annual revenue. For the year ended December 31, 2009, the same two customers represented 9.9% and 9.7% of our revenue. We did not have revenues from any single customer which amounted to 10% or more of our total annual revenue for the year ended December 31, 2008.